EXHIBIT 21


                              COMPANY SUBSIDIARIES

                                                                                       Percent of
Name                                                           Jurisdiction             Equity*
----                                                           ------------             -------
Vishay Americas, Inc.                                          Delaware                    100%
Cera-Mite Corporation                                          Wisconsin                   100%
Vishay EFI, Inc.                                               Rhode Island                100%
Vishay Interterchnology Asia PTE Ltd.                          Singapore                   100%
   Vishay Japan K.K.                                           Japan                       100%
   Vishay Hong Kong Ltd.                                       Hong Kong                   100%
   Vishay Korea                                                Korea                       100%
   Vishay Taiwan                                               Taiwan                      100%
   Vishay PTE Ltd.                                             Singapore                   100%
Vishay Temic Acquisition Holding Corporation                   Delaware                    100%
     Siliconix, Inc.                                           Delaware                   80.4%
        Siliconix Technology C.V.                              Netherlands                 100%
             Siliconix Technology B.V.                         Netherlands                 100%
                Siliconix Israel Ltd.                          Israel                      100%
          Siliconix Ltd.                                       England                     100%
          Siliconix Taiwan Ltd.                                Taiwan                      100%
          Siliconix , LTD. Taiwan                              Taiwan                      100%
         Vishay Siliconix, LLC                                 Delaware                    100%
         Shanghai Simconix Electronic Company Ltd.             China                        90%
      Siliconix Semiconductor, Inc.                            Delaware                    100%
Nippon Vishay, K.K.                                            Japan                       100%
Vishay F.S.C., Inc.                                            Barbados                    100%
Vishay VSH Holdings, Inc.                                      Delaware                    100%
Vishay Roederstein Electronics, Inc.                           Delaware                    100%
Vishay Measurements Group, Inc.                                Delaware                    100%
   Vishay MicroMesures SA                                      France                      100%
   Measurements Group GmbH                                     Germany                     100%
     Grupo Da Medidas Iberica S.L.                             Spain                       100%
Vishay Israel Limited                                          Israel                      100%
   Z.T.R. Electronics Ltd.                                     Israel                      100%
   Vishay International Trade Ltd.                             Israel                      100%
   Dale Israel Electronics                                     Israel                      100%
         Industries, Ltd.
   Draloric Israel Ltd.                                        Israel                      100%
   V.I.E.C. Ltd.                                               Israel                      100%

-----------------------
Note: Names of Subsidiaries are indented under name of Parent.

* Directors' or other shares required by statute in foreign jurisdictions and totalling less than 1% of equity are omitted.


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

                                                                                   Percent of
Name                                                           Jurisdiction          Equity*
----                                                           ------------          -------
   Vishay Advance Technology, Ltd.                             Israel                         100%
   Vilna Equities Holding, B.V.                                Netherlands                    100%
     Visra Electronics Financing                               Netherlands                    100%
           B.V.
   Measurements Group (U.K.) Ltd.                              England & Wales                100%
   Vishay Europe GmbH                                          Germany             57.4% by Vishay
                                                                                           Israel;
                                                                                  39.4% by Vishay;
                                                                                    2.0% by Vilna;
                                                                                      1.2% by Dale
     Vishay Electronic GmbH                                    Germany                        100%
           Roederstein Electronics Portgual Lda.               Portugal                       100%
           Ecomal Deutschland GmbH                             Germany                         78%
           Ecomal Schweiz A.G.                                 Switzerland                    100%
           Ecomal Austria                                      Austria                        100%
                   Ges.mbH
           Klevestav-Roederstein Festigheter AB                Sweden                          50%
           Vishay Components, S.A.                             Spain                          100%
           Ecomal Nederland BV                                 Netherlands                    100%
           Ecomal Belgium N.V.                                 Belgium                        100%
           Ecomal Denmark A/S                                  Denmark                         80%
           Ecomal Finland OY                                   Finland                        100%
           Okab Roederstein Finland OY                         Finland                       44.4%
       Rogin Electronic S.A.                                   Spain                           33%
       Roederstein Norge AS                                    Norway                          40%
       Roederstein-Hilfe-GmbH                                  Germany                        100%
     Draloric Electronic SPOL S RO                             Czech Republic                 100%
     Vishay S.A.                                               France                        99.8%
       Ultronix, Inc.                                          Delaware                       100%
         Vishay Thin Film, Inc.                                New York                       100%
           Vishay Techno Components Corp.                      Delaware                       100%
     E-Sil Components Ltd.                                     England & Wales                100%
       Vishay Roederstein Limited                              England                        100%
       Vitramon Limited                                        England                        100%
       Vishay Components (U.K.) Ltd.                           England & Wales                100%
        Spectrol GmbH                                          Germany                        100%
        Grued Corporation                                      Delaware                       100%

----------------------
Note: Names of Subsidiaries are indented under name of Parent.

* Directors' or other shares required by statute in foreign jurisdictions and totalling less than 1% of equity are omitted.


                                      -2-



                                                                                           Percent of
Name                                                           Jurisdiction                  Equity*
----                                                           ------------                  -------
         Con-Gro Corp.                                         Delaware                       100%
         Gro-Con, Inc.                                         Delaware                       100%
          Angstrohm Precision, Inc.                            Delaware                       100%
          Angstrohm Holdings, Inc.                             Delaware                       100%
        Sfernice, Ltd.                                         England & Wales                100%
          Heavybarter, Unlimited                               England & Wales                100%
          Dale ACI Components                                  England                        100%
   Facility Services, GmbH                                     Germany                         50%
   Vishay Semiconductor GmbH                                   Germany                        100%
     Vishay Semiconductor Itzehoe GmbH                         Germany                        100%
   Vishay Telefunken Microelectronic                           Phillipines                    100%
      Phillipines, Inc.
   Vishay Semiconductor GES.M.B.H.                             Austria                        100%
   Shanghai Vishay Discrete Semiconductors Ltd.                China                          100%
   Shanghai Vishay  Opto Semiconductors Ltd.                   China                           70%
   Vishay Hungary                                              Hungary                        100%
Vishay Dale Holdings, Inc.                                     Delaware                       100%
   Vishay Dale Electronics, Inc.                               Delaware                       100%
      Components Dale de Mexico S.A. de C.V.                   Mexico                         100%
      Electronica Dale de Mexico S.A. de C.V.                  Mexico                         100%
      Vishay Electronic Components Asia Pte.,Ltd.              Singapore                      100%
      Angstrohm Precision, Inc. (Maryland)                     Maryland                       100%
   Vishay Bradford Electronics, Inc.                           Delaware                       100%
   Vishay Sprague Holdings Corp.                               Delaware                       100%
      Vishay Service Center, Inc.                              Massachusetts                  100%
      Vishay Sprague Sanford, Inc.                             Maine                          100%
      Vishay Sprague, Inc.                                     Delaware                       100%
      Vishay Sprague Canada Holdings                           Canada                         100%
         Inc.
        Sprague Electric of Canada                             Canada                         100%
                  Limited
      Sprague France S.A.                                      France                         100%
      Vishay Sprague Palm Beach, Inc.                          Delaware                       100%
         Vishay Sprague Limited                                England                        100%
            Tansitor Electronics, Inc.                         Delaware                       100%
            Tansitor Barbados Limited                          Barbados                       100%
Vishay Acquisition Holdings Corp.                              Delaware                       100%
Vishay Vitramon, Incorporated                                  Delaware                       100%

--------------------

Note: Names of Subsidiaries are indented under name of Parent.

* Directors' or other shares required by statute in foreign jurisdictions and totalling less than 1% of equity are omitted.


                                      -3-